EXHIBIT 10.39



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                              AMENDED AND RESTATED
                               IMNET SYSTEMS, INC
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

         The Company originally established the Plan effective June 30, 1997. The Company wishes to amend and restate the Plan in its entirety, effective the 20th day of October, 1997, the terms and provisions of which are contained herein.

         1.       PURPOSE OF THE PLAN.

         The purpose of this Plan is to establish a deferred compensation program for certain of its key management and highly-compensated employees of the Company and any of its Subsidiaries and Affiliates permitting such employees with the ability to defer the receipt of compensation from the Company.

         2.       DEFINITIONS.

         As used in this Plan, the following capitalized terms shall have the indicated meaning.

                  "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or more than 50% of the ownership interests in such entity.

                  "Beneficiary" has the meaning set forth in Section 9 hereof.

                  "Board" means the Board of Directors of the Company.

                  "Bonus Compensation" means any cash compensation payable to a Participant pursuant to the written incentive plan of the Company for any fiscal year of the Company.

                  "Bonus Deferral Election" means an election to defer a portion of a Participant's Bonus Compensation for any fiscal year of the Company pursuant to the Plan in substantially the form set forth in Exhibit "B" attached hereto or as may otherwise be specified by the Committee.

                  "Business Day" means any day on which the New York Stock Exchange is open for trading.

                  "Change in Distribution Option" means the distribution option which permits a Participant to change distribution options in accordance with
Section 8(a)(iii) hereof.

                  "Change of Control" means the occurrence of one or more of the following events:

                  (a) Any "person", including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Act, becomes (on or after the Effective Date) the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding Voting Securities;

                  (b) the Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of the Company immediately prior to the merger or consolidation, or
(y) if a record date has been set to determine the stockholders of the Company entitled to vote on the merger or consolidation, the stockholders of the Company as of that record date, or (ii) the board of directors, or similar governing body, of the surviving or resulting entity does not have as a majority of its members the persons specified in clause (c)(i) and (ii) below;

                  (c) If at any time the following do not constitute a majority of the Board (or any successor entity referred to in clause (b) above):

                  (i) persons who are directors of the Company on the Effective Date; and

                  (ii) persons who, prior to their election as a director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board;

                  (d) If at any time during a calendar year a majority of the directors of the Company are not persons who were directors at the beginning of the calendar year; and

                  (e) the Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

                  "Change of Control Distribution Option" means the distribution option described in Section 8(c) hereof which accelerates payments following a Change of Control.

                  "Claims Manager" means the Company or such person or persons as may be designated from time to time by the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan may be exercised by the Board, as set forth in Section 2 hereof.

                  "Company" means IMNET Systems, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                  "Deferred   Comp   Account"   means,   with  respect  to  each
Participant, the book-keeping record maintained by the Company for each Participant in accordance with the terms of this Plan.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Effective Date" means October 20, 1997.

                  "Fair Market Value" means, with respect to any Investment, the closing price on the date of reference, or if there were no sales on such date, then the closing price on the nearest preceding day on which there were such sales, and in the case of an unlisted security, the mean between the bid and asked prices on the date of reference, or if no such prices are available for such date, then the mean between the bid and asked prices on the nearest preceding day for which such prices are available. With respect to any Investment which reports "net asset values" or similar measures of the value of an ownership interest in the Investment, Fair Market Value shall mean such closing net asset value on the date of reference, or if no net asset value was reported on such date, then the net asset value on the nearest preceding day on which such net asset value was reported. For any Investment not described in the preceding sentences, Fair Market Value shall mean the value of the Investment as determined by the Committee in its reasonable judgment on a consistent basis, based upon such available and relevant information as the Committee determines to be appropriate.

                  "Installment   Distribution  Option"  means  the  distribution
option described in Section 8(a)(i) hereof.

                  "Investment" means the options set forth in Exhibit "A" attached hereto, as the same may be amended from time to time by the Company in its sole and absolute discretion.

                  "Investment Offeror" means Pacific Life Insurance Company, its successors and assigns.

                  "Lump Sum Distribution Option" means the distribution option described in Section 8(a)(ii) hereof.

                  "Participant" means an employee of the Company or any Subsidiary or Affiliate designated in Section 4 hereof, or otherwise designated by the Committee for participation in the Plan who enters into a Participation Agreement, or a person who was such at the time of his retirement, death, or other termination of employment and who obtains, or whose beneficiary obtains, benefits under this Plan in accordance with its terms.

                  "Participation Agreement" means an agreement between the Company and an individual pursuant to which the individual becomes a Participant in the form set forth in Exhibit "C" attached hereto or such other form as may otherwise be specified by the Committee. Participation Agreements for each Participant need not be the same and may contain such terms and conditions, not inconsistent with the Plan, as the Committee may determine appropriate.

                  "Plan" means this IMNET Systems, Inc. Nonqualified Deferred Compensation Plan, as it may be amended from time to time.

                  "Salary Compensation" means any base salary which is otherwise payable to a Participant in cash by the Company in any calendar year, without reduction for the amount of any contributions made by the Company on behalf of Employee under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions toward a simplified employee pension plan described in Section 408(k) of the Code, contributions towards the purchase of an annuity contract described in Section 403(b) of the Code, and/or contributions of elective contributions pursuant to an arrangement qualified under Section 401(k) of the Code; provided, however, that in no event shall "Salary Compensation" include any severance payments or other compensation which is paid to Employee as a result of his termination of employment with the Company. Notwithstanding anything herein to the contrary, in no event shall Salary Compensation include Bonus Compensation.

                  "Salary Deferral Election" means an election to defer a portion of a Participant's Salary Compensation pursuant to the Plan in substantially the form set forth in Exhibit "B" attached hereto or as may otherwise be specified by the Committee.

                  "Trust"  means  the  trust  created   pursuant  to  the  Trust
Agreement.

                  "Trust Agreement" means that certain Trust Agreement by and between the Company and the Trustee, entered into or to be entered into in substantially the form attached hereto as Exhibit "D", as the same may be amended from time to time in accordance with the terms hereof.

                  "Trustee" means the trustee of the Trust. The Trustee shall at all times be a bank with trust powers. The initial Trustee shall be First Union National Bank of Georgia.

                  "Unforeseeable Emergency" means with respect to any Participant, an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if an early payment of amounts pursuant to this Plan were not permitted.

                  "Voting   Securities"  means  any  security  which  ordinarily
possesses the power to vote in the election of the Board without the happening of any precondition or contingency.

         3.       ADMINISTRATION.

         The Plan shall be administered by a Committee of not less than two person. The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

         Without limiting the generality of the foregoing, the Committee shall have the following powers and duties:

                  (a) To require any person to furnish such reasonable information as may be requested for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

                  (b) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

                  (c) To determine the amount of benefits that shall be payable to any person in accordance with the provisions of the Plan, and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

                  (d) To employ at the expense of the Company other persons (who may or may not be employed by the Company) to assist the Committee in carrying out its duties under the terms of the Plan;

                  (e) To keep records of all acts and determinations, and to keep all such records, books of account, data and other documents as may be necessary for the proper administration of the Plan;

                  (f) To prepare and distribute to all Participants, and Beneficiaries information concerning the Plan and their rights under the Plan;

                  (g) To exercise any powers reserved to the Company under the Trust executed in connection with this Plan, including but not limited to the power to provide investment guidelines to the trustee under the Trust; and

                  (h) To do all things necessary to operate and administer the Plan in accordance with its provisions.

         4.       PARTICIPANTS.

         The Committee shall select those management or other key employees of the Company or any Affiliate or Subsidiary who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates to participate in the Plan. No one shall be treated as a Participant unless and until the person has entered into a Participation Agreement.

         5.       DEFERRED COMPENSATION.

         (a) Any Participant may elect to defer the receipt of a portion of the Salary Compensation otherwise payable to him by the Company in any calendar year, which portion shall be designated by him pursuant to Salary Deferral Election. Unless otherwise approved by the Committee, Salary Deferral Elections must be delivered to the Company prior to January 1 of the first calendar year in which the Salary Compensation to be deferred is otherwise payable to the Participant. Notwithstanding the foregoing, a Salary Deferral Election may be made after January 1 of the calendar year in which the compensation to be deferred is otherwise payable to the Participant in the following circumstances:

                  (i) With respect to Salary Deferral Elections for 1997, an existing Participant may make an election to defer compensation if such election is made within 30 days after the Effective Date and applies only to Salary Compensation for services to be performed after the date of the election; and

                  (ii) With respect to the calendar year in which a Participant first becomes eligible to participate in this Plan, the newly eligible Participant may make an election to defer compensation if such election is made within 30 days after the date the employee becomes eligible and applies only to compensation for services to be performed subsequent to the election.

         (b) Any Participant may elect to defer annually the receipt of a portion of the Bonus Compensation otherwise payable to him by the Company in any fiscal year, which portion shall be designated by him pursuant to Bonus Deferral Election. Unless otherwise approved by the Committee, Bonus Deferral Elections must be delivered to the Company prior to commencement of the fiscal year of the Company with respect to which the Bonus Compensation is earned.

         6.       DEFERRED COMP ACCOUNTS.

         (a) Any compensation deferred pursuant to Section 5 of this Plan shall be credited to a Deferred Comp Account maintained in the name of the Participant, which Deferred Comp Account shall be credited (i) with respect to deferrals of Salary Compensation, on the last day of each month, with a dollar amount equal to the total amount by which the Participant's cash compensation for such month was reduced in accordance with the Participant's Salary Deferral Election, and (ii) with respect to deferrals of Bonus Compensation, on the date such bonus compensation would otherwise have been paid to the Participant in accordance with the Company's normal practices.

         (b) The credit balance of the Deferred Comp Account for each Participant shall be deemed to have been invested and reinvested from time to time in such Investments as shall be designated by the Participant in accordance with the following.

                  (i) Upon commencement of participation in the Plan, each Participant shall make a designation of up to five (5) Investments which the Participant desires to have deemed to be purchased with the amounts credited to the Participant's Deferred Comp Account in accordance with Section 6(a)(i) and
(ii) hereof. All such deemed purchases of Investments with respect to such amounts shall be deemed to have occurred on the fifth Business Day following the day on which the deferrals are credited to the Participant's Deferred Comp Account.

                  (ii) Each Participant shall have the right, by giving at least five (5) days notice before such date, to (A) change the existing Investments in which the Participant's Deferred Comp Account is deemed to be invested by deeming a portion of the existing Investments in the Participant's Account to have been sold and the new Investments purchased; and (B) change the Investments which are deemed to be purchased with future credits to the Participant's Deferred Comp Account pursuant to Sections 6(a)(i) and (ii); provided, however, that in no event shall the number of Investments for a Participant's entire Deferred Comp Account after any such change ever exceed five (5); provided further that in no event shall a Participant be permitted to make more than four
(4) such changes in the aggregate during any calendar year.

                  (iii) In the case of any deemed purchase, the Deferred Comp Account shall be debited with a dollar amount equal to the quantity and kind of the Investment deemed to have been purchased multiplied by the Fair Market Value of such Investment on the date of reference and shall be credited with the quantity and kind of Investment so deemed to have been purchased. In the case of any deemed sale of an Investment, the Deferred Comp Account shall be debited with the quantity and kind of Investment deemed to have been sold, and shall be credited with a dollar amount equal to the quantity and kind of Investment deemed to have been sold multiplied by the Fair Market Value of such Investment on the date of reference.

                  (iv) In no event shall the Company be under any obligation, as a result of any designation of Investments made by Participants, to acquire assets (or to cause the Trust to acquire assets) which correspond with any such Investments.

         (c) The Company shall, within the 45-day period following the close of each quarter during each calendar year (March 31, June 30, September 30 and December 31), furnish each Participant with an annual statement of his Deferred Comp Account balance, showing all debits and credits thereto in accordance with the terms of this Plan.

         (d) A Participant's Deferred Comp Account shall be debited in an amount equal to the amount of cash distributed to the Participant or the Participant's Beneficiary pursuant to Section 8 hereof.

         7.       THE TRUST.

                  (a) The Company shall enter into the Trust Agreement creating the Trust for the purposes specified therein and herein. The Trust is intended to be a "grantor trust" with the result that the corpus and income of the trust be treated as assets and income of the Company for federal income tax purposes pursuant to Subpart E, Part I, Subchapter J, Chapter 1, Subtitle A of the Code. The Trust and any assets held by the Trust will in all events conform to the substantive terms of the "model trust" described in Revenue Procedure 92-64, 1992-2 C.B. 422, all as determined by the Company in its sole and absolute discretion. All amounts contributed to the Trust shall remain the assets of the Company subject to the terms and conditions of the Trust Agreement.

                  (b) The Company shall contribute an amount equal to the credits to the Participant's Deferred Comp Account with respect to Salary Deferral Elections and Bonus Deferral Elections at such times as such amounts are credited to a Participants account in accordance with Section 5 hereof.

                  (c) The Company shall remain primarily liable to make payments to Participants and their Beneficiaries pursuant to this Plan and the Company's contribution of amounts to the Trust shall not satisfy the Company's obligation to make payments to Participants and/or Beneficiaries pursuant to this Plan. Distributions from the Trust to Participants or Beneficiaries will, however, be applied in satisfaction of such obligation of the Company to make payments pursuant to Section 8 hereof.

                  (d) The Company shall be responsible for and pay without any debit to the Deferred Comp Account or reduction in the Trust, all amounts owed the Trustee pursuant to the Trust Agreement (including, without limitation, any amounts which are due pursuant to Section 9 of the Trust Agreement). In the event that the Company does not pay any such amounts to the Trustee and the Trustee charges such amount against, and pays it from, the Trust, the Company shall immediately contribute an amount equal to such charge to the Trust.

         8.       DISTRIBUTIONS.

                  (a) Termination of Employment Other than Due To Death. In the event of termination of a Participant's employment with the Company and all Affiliates for any reason other than the Participant's death, the Participant shall receive payments in accordance with the distribution options set forth below in accordance with the distribution options selected by the Participant in accordance with his/her Participation Agreement:

                  (i) Installment Distribution Option. If the Participant selects the "Installment Distribution Option" in his Participation Agreement, the Participant shall receive monthly payments commencing on the first day of the month that is at least 30 days after the Participant's termination of employment and continuing for 5, 10 or 15 years (as selected by the Participant in his Participation Agreement). The amount of each monthly payment shall be determined by dividing the (A) balance in the Participant's Deferred Comp
Account as of the first Business Day of the month immediately preceding the month for which the payment is to be made, by (B) the number of payments that remain to be made to the Participant based upon the payout period selected. For example, if a Participants has selected a 10-year payout period and the first monthly payment is to be made on March 1, the amount of the payment to be made on March 1 would be the quotient obtained by dividing (w) the balance of the Deferred Comp Account as of the first Business Day in February, by (x) 120; the amount of the payment for April 1 would be the quotient obtained by dividing (y) the balance of the Deferred Comp Account as of the first Business Day in March, by (z) 119; and so forth. Notwithstanding the foregoing, the final payment under the Installment Distribution Option shall equal the balance in the Participant's Deferred Comp Account as of the Business Day that is 5 days prior to the date of the final payment.

                  (ii) Lump Sum Distribution Option. If the Participant selects the "Lump Sum Distribution Option" in his Participation Agreement, the Participant shall be paid within thirty (30) days after the Participant's termination of employment an amount equal to the balance of his Deferred Comp Account as of the date that is 5 days prior to date that payment is made.

                  (iii) Change in Distribution Option. If a Participant selects the "Change in Distribution Option" in his Participation Agreement, the Participant shall be entitled to change payout options between those in (i) and
(ii) above by written notice to the Company delivered any time which is no less than 180 days prior to the date of the Participant's termination of employment. Any notice of change which is given less than 180 days prior to a Participant's termination of employment shall be of no force and effect.

                  (b)      Death of Participant.

                  (i) Upon the death of a Participant prior to the date of termination of his employment with the Company, the credit balance in the Participant's Deferred Comp Account as of the date of the Participant's death shall be paid to the Participant's Beneficiary in a lump sum within ninety (90) days of the date of death.

                  (ii) Upon the death of a Participant following termination of employment but prior to payment to the Participant of all amounts to which the Participant is entitled pursuant to Section 8(a) hereof, any remaining payments shall be made to the Participant's Beneficiary on the same terms and conditions as would have applied had the Participant not died.

                  (c) Change of Control Distribution Option. In the event that the Participant selects the "Change of Control Distribution Option," then, in the event of a Change of Control, the Participant shall not be entitled to receive any distributions pursuant to Section 8(a) hereof (or, as applicable, any further distributions pursuant to Section 8(a) hereof) and instead the Participant shall be paid within thirty (30) days following such Change of Control an amount equal to the balance of his Deferred Comp Account as of the date that is 5 days prior to the date that payment is made.

                  (d) Hardship Distributions. Notwithstanding Section 8(a) hereof, in the event that a Participant experiences an Unforeseeable Emergency, upon application by a Participant, payments of the then credit balance in the Participant's Deferred Comp Account may be made to the Participant in an amount which the Committee determines to be reasonably necessary to meet such emergency need. The Committee shall have exclusive authority to determine the circumstances which will constitute an Unforeseeable Emergency. Notwithstanding the foregoing in no event shall any distributions be made pursuant to this
Section 8(d) to the extent that the Committee determines that the financial hardship related to the Unforeseeable Emergency is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. The provisions of this
Section 8(d) shall also apply following a Participant's death to any Beneficiary that is entitled to receive distributions pursuant to Section 9 hereof. The provisions of this Section 8(d) are intended to comply with the requirements of
Section 3.01(c) of Revenue Procedure 92-65, 1992-2 C.B. 428 and shall be interpreted and applied in a manner consistent therewith.

                  (e) Withholding and Other Taxes. Any payments pursuant to this
Section 8 shall be subject to withholding of federal, state and local income taxes and any other applicable withholding or employment taxes.

         9.       BENEFICIARIES.

         Each Participant shall have the right to designate a beneficiary (a "Beneficiary") who is to succeed to the Participant's right to receive payments hereunder in the event of the Participant's death. In case of a failure of designation or the death of a Beneficiary without the Participant designating a successor Beneficiary, payments hereunder shall be made to the Participant's estate. No designation of Beneficiary shall be valid unless in writing signed by the Participant, dated, and delivered to the Company. Beneficiaries may be changed by a Participant without the consent of any prior Beneficiaries.

         10.      RIGHTS UNSECURED; UNFUNDED PLAN; ERISA.

         This Plan and the Company's obligations arising hereunder to pay benefits to a Participant or his beneficiary constitutes a mere promise by the Company to make payments in the future in accordance with the terms of this Plan and all Participants and their respective beneficiaries have the status of a general unsecured creditor of the Company. Neither a Participant nor his beneficiary shall have any rights in or against any specific assets of the Company, including, without limitation, the assets of the Trust or any assets of the Company which correspond with the Investments in which Participants can deem their Deferred Comp Accounts to be invested.

         It is the intention of the Company that this Plan and the Company's obligations hereunder be unfunded for income tax purposes and for purposes of Title I of ERISA.

         The Company shall treat this Plan as an unfunded plan maintained for a select group of management employees exempt from Parts 2, 3 and 4 of Title I of ERISA. The Company shall comply with the reporting and disclosure requirements of Part 1 of Title I of ERISA in accordance with U.S. Department of Labor Regulation ss.2520.104-23.

         11.      NAMED FIDUCIARY AND CLAIMS PROCEDURES

                  (a) The Company is hereby designated as the named fiduciary under the Plan and shall have the authority to control and manage the operation and administration of this Plan, and shall be responsible for establishing and carrying out the terms of this Plan.

                  (b) (i) If for any reason a claim for benefits under this Plan is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the Section(s) of this Plan and any other applicable document on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of his claim, all written in a manner calculated to be understood by the claimant. For this purpose:

                                    (A) The  claimant's  claim  shall be  deemed
                  filed when presented in writing to the Claims Manager.

                                    (B) The Claims Manager's  explanation  shall
                  be in writing delivered to the claimant within 90 days of the date the claim is filed.

                  (ii) The claimant shall have 60 days following his receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or his representative may submit pertinent documents and written issues and comments.

                  (iii) The Claims Manager shall decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of his claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review.

         12.      NONASSIGNABILITY.

         The rights of a Participant or his beneficiaries to payments pursuant to this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his beneficiaries.

         13.  AMENDMENT OF THE PLAN.

         The Committee may amend this Plan at any time, without the consent of the Participants or their beneficiaries, provided, however, that no amendment shall divest any Participant or beneficiary of the credit balance of his Deferred Comp Account except to the extent expressly provided otherwise in this Plan.

         The Committee may amend the terms of any Participation Agreement, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any Participant without the Participant's consent.

         Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

         14.      TERMINATION OF THIS PLAN.

         The Committee may terminate this Plan at any time. Upon termination of this Plan, distribution of the credit balance of each Participant's Deferred Comp Account shall be made in the manner and at the time heretofore prescribed, it being the intent that no such termination shall accelerate the payment of any amounts already credited to a Participant's Deferred Comp Account.

         15.      EXPENSES.

         Costs of administration of this Plan will be paid by the Company.

         16.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in this Plan shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence from time to time.

         17.      NOTICES.

         (a) In Writing; Address. All notices, demands, consents and other communications provided for in this Plan shall be in writing, shall be given by a method prescribed in Section 17(b) hereof, and shall be given to the party to whom it is addressed at the address set forth below or at such other address as such party hereto may hereafter specify by at least 15 days' prior written notice:

         If to the Company:         IMNET Systems, Inc.
                                    3015 Windward Plaza
                                    Windward Fairways II
                                    Alpharetta, Georgia  30005
                                    Attention:  Director of Human Resources

         If to a Participant: To the address designated by Participant to the Company in the Participant's respective Participation
                                    Agreement.

 . Any notice, report or other communication shall be delivered by hand or nationally recognized overnight courier which maintains evidence of receipt, or mailed by United States certified mail, return receipt requested, postage prepaid, deposited in a United States post office or a depository for the receipt of mail regularly maintained by the Post Office. Any notices, demands, consents or other communication shall be deemed given when received at the address for which such party has given notice in accordance with the provisions hereof. Refusal to accept delivery at the address specified for the giving of such notice in accordance herewith shall constitute delivery.

         18.      MISCELLANEOUS.

                  (a) Headings. The headings of the sections of this Plan are inserted solely for convenience and are not to be given controlling effect, or used as an aid in the construction of any provision hereof.

                  (b) Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

                  (c)  Exhibits.   All  Exhibits   attached  to  this  Plan  are
incorporated herein and made a part hereof without need for any further reference.

Adopted by the Company as of the 20th day of October, 1997.



                                                     IMNET SYSTEMS, INC.



                                    By:     ____________________________________
                                    Name:   ____________________________________
                                    Title:  ____________________________________

                                                      EXHIBIT A

                                                     INVESTMENTS


         The following Investments sponsored by the Investment Offeror are available for Participants to designate for their Deferred Comp Accounts to be deemed to be invested:

NAME OF FUND
Equity Index
Growth
Fixed Account
Equity Income
Multi-Strategy
International
Managed Bond
Government Securities
Money Market
High Yield Bond
Long Term Growth
Emerging Markets
Aggressive Equity
M Proprietary Funds -
Capital Appreciation
M Proprietary Funds - Overseas
M Proprietary Funds - Core Growth
M Proprietary Funds - Enhanced U.S. Equity
Fund

                                                      EXHIBIT B

                                     FORM OF SALARY AND BONUS DEFERRAL ELECTIONS

                                                     [ATTACHED]

                                              SALARY DEFERRAL ELECTION
                                                 IMNET SYSTEMS, INC.
                                       NONQUALIFIED DEFERRED COMPENSATION PLAN

         This Salary Deferral Election is made by the individual whose name appears below pursuant to the IMNET Systems, Inc. Nonqualified Deferred Compensation Plan and any associated Participation Agreement (collectively, the "Plan"), the provisions of which hereby are expressly incorporated herein for all purposes. Capitalized terms used herein but not otherwise defined shall have the meaning given them in the Plan.

                  I hereby elect to defer as Salary Deferrals under the Plan effective as of calendar year beginning on January 1, 199__ (the "Election Year"): [COMPLETE DESIRED OPTION]

                  (a) _____% (must be a whole percentage from 1% to 25%) of the portion of each payment of my Base Salary. The percentage deferral specified above will apply to any and all increases in Base Salary while the Plan is in effect.

                  (b) $_____________ per month, such amount to be withheld from regular paychecks on a pro-rata basis.

                  (c)      $_____________ per regular paycheck.

                  (d) $_____________ per year, such amount to be withheld from regular paychecks on a pro rata basis.

                  (e)      Other:  ___________________________________________.


         I understand that the election made by me hereunder will apply to my Base Salary for the Election Year and all subsequent calendar years unless I complete a new Salary Deferral Election Form and deliver it to the Plan Administrator before January 1st of the calendar year for which I want the new election to apply.

         This Salary Deferral Election is intended to be part of the Plan, shall be construed and interpreted as such, and shall provide no person with any right or interest except as provided in the Plan. I acknowledge that I have received a copy of the Plan, that I have read the Plan and accompanying descriptive material, and that I understand the risks of deferring income pursuant to the Plan.

                                           [SIGNATURES ON FOLLOWING PAGE]

Executed the __ day of _____________, 199__.

                                                              PARTICIPANT


                                                  -----------------------------
                                                 Name:________________________

Acknowledged and received this __ day of ___________, 199__.

                                                            IMNET SYSTEMS, INC.


                                        By:______________________________
                                          Name:____________________________
                                        Title:_____________________________

                                               BONUS DEFERRAL ELECTION
                                                 IMNET SYSTEMS, INC.
                                       NONQUALIFIED DEFERRED COMPENSATION PLAN


         This Bonus Deferral Election is made by the individual whose name appears below pursuant to the IMNET Systems, Inc. Nonqualified Deferred Compensation Plan and any associated Participation Agreement (collectively, the "Plan"), the provisions of which hereby are expressly incorporated herein for all purposes. Capitalized terms used herein but not otherwise defined shall have the meaning given them in the Plan.


         A new Bonus Deferral Election must be completed each fiscal year with respect to Bonus Deferrals.


                  With respect to any Bonus Compensation I may be awarded by IMNET Systems, Inc. attributable to services rendered during the fiscal year ending June 30, ________ , I hereby elect to defer as a Bonus Deferral under the Plan a portion of my Bonus Compensation equal to: [COMPLETE DESIRED OPTION]


                  (a)                ______% of the entire amount of such bonus
                                    (must be a whole percentage from 1% to 100%)

                  (b)      $__________________.

                  (c)      Other:  ________________________________________
                           -----------------------------------------------
                           -----------------------------------------------.


         This Bonus Deferral Election is intended to be part of the Plan, shall be construed and interpreted as such, and shall provide no person with any right or interest except as provided in the Plan. I acknowledge that I have received a copy of the Plan, that I have read the Plan and accompanying descriptive material, and that I understand the risks of deferring income pursuant to the Plan.

                                           [SIGNATURES ON FOLLOWING PAGE]

Executed the __ day of _____________, 199__.

                                                              PARTICIPANT


                                                  -----------------------------
                                                  Name:________________________

Acknowledged and received this __ day of ___________, 199__.

                                                             IMNET SYSTEMS, INC.


                                            By:______________________________
                                            Name:____________________________
                                            Title:_____________________________

                                                      EXHIBIT C

                                           FORM OF PARTICIPATION AGREEMENT

                                                     [ATTACHED]

                                   AMENDED AND RESTATED PARTICIPATION AGREEMENT
                                                IMNET SYSTEMS, INC.
                                      NONQUALIFIED DEFERRED COMPENSATION PLAN


         THIS PARTICIPATION AGREEMENT (this "Agreement") made and entered into as of the ____ day of October, 1997 by and between IMNET SYSTEMS, INC., a Delaware corporation, with its principal office in Alpharetta, Georgia (hereinafter referred to as the "Company") and _______________, a resident of Georgia (hereinafter referred to as "Participant").


                                                W I T N E S S E T H:

         WHEREAS, effective June 30, 1997, the Company established the IMNET Systems, Inc. Nonqualified Deferred Compensation Plan (the "Plan") to permit certain select management and highly-compensated employees to defer bonus compensation; and

                  WHEREAS, certain management employees elected to participate in the Plan on June 30, 1997; and

                  WHEREAS, the Company amended and restated the Plan, in its entirety, effective the 20th day of October, 1997; and

         WHEREAS, the Company has selected Participant to participate in the Plan, as amended, and Participant desires to participate in the Plan on the terms and conditions hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. PARTICIPATION IN THE PLAN. Participant continues his participation in the Plan.

         2. THE PLAN. The Plan, as amended from time to time in accordance with its terms, is hereby incorporated in this Agreement and to the extent that anything in this Agreement is inconsistent with the Plan, the terms of the Plan shall control. Participant acknowledges that a copy of the Plan is attached hereto as Exhibit "A". Capitalized terms used herein shall have the meaning given them in the Plan.

                  3. DISTRIBUTIONS. In accordance with Section 8 of the Plan, the Participant selects the following distribution options:

                  (a) INSTALLMENT OR LUMP SUM DISTRIBUTION OPTION. (SELECT 3(A)(I) OR (II) - DO NOT SELECT ---------------------------------------------
BOTH 3(A)(I) AND (II))

                  (i) INSTALLMENT DISTRIBUTION OPTION. By completing the balance of this Section 3(a)(i), the Participant selects the Installment Distribution Option described in Section 8(a)(i) of the Plan:

                  Check Here ______Participant's Initials Here:___________

                  Payout Period (Check One): 5 Years_____10 Years____15 Years_____ (ii) LUMP SUM DISTRIBUTION OPTION. By completing the balance of this
Section 3(a)(ii), the Participant selects the Lump Sum Distribution Option described in Section 8(a)(ii) of the Plan.

                             Check Here ______Participant's Initials Here:_____

                  (b) CHANGE IN DISTRIBUTION OPTION. By completing the balance of this Section 3(b), the Participant selects the Change in Distribution Option and thereby retains the right, in accordance with Section 8(b) of the Plan, to change the distribution option selected in Section 3(a) hereof. (COMPLETE THIS
SECTION 3(B) ONLY IF THE CHANGE IN DISTRIBUTION OPTION IS DESIRED).

                  Check Here ______Participant's Initials Here:___________

                  (c) CHANGE OF CONTROL DISTRIBUTION OPTION. By completing the balance of this Section 3(c), the Participant selects the Change of Control Distribution Option described in Section 8(c) of the Plan. (COMPLETE THIS
SECTION 3(C) ONLY IF THE CHANGE OF CONTROL DISTRIBUTION OPTION IS DESIRED).

                  Check Here ______Participant's Initials Here:___________

                  4. BENEFICIARY. Effective as of the date hereof, Participant designates the following as his Beneficiary under the Plan:

                           ---------------------------------------

         5. INVESTMENTS. Participant's Deferred Comp Account balance as of the date hereof is $_____________. Effective as of the date hereof, the Participant has completed an Investment Designation in the form set forth in Exhibit "B" attached hereto (the "Investment Designation Form"). The designation so made shall remain in effect until changed as hereinafter provided. Changes in such Investments shall be permitted to be made in accordance with Section 6(b) of the Plan, no more than four (4) times during each calendar year, by delivery to the Company of a completed Investment Designation Form at least five (5) Business Days before the effective date of such change.

         In making the designations provided herein, Participant understands and agrees that the sole purpose for such designations of Investments is as set forth in the Plan and that Company is under no obligation whatsoever to acquire the designated Investments and the assets of the Trust are to be invested in accordance with the terms thereof, which are not dependent upon any designation made by the undersigned herein. The undersigned further understands and agrees that (i) Participant and the Beneficiary have the status of an unsecured creditor of the Company (as described in Section 6 below and in the Plan); (ii) such designations do not change such status as an unsecured creditor in any manner; and (iii) such designations do affect, however, the balance of the Deferred Comp Account and the amount of compensation ultimately payable pursuant to the terms of the Plan.

         6. RIGHT'S UNSECURED; UNFUNDED PLAN; ERISA. The Company's obligations arising under the Plan to pay benefits to Participant or his Beneficiary constitute a mere promise by the Company to make payments in the future in accordance with the terms of the Plan and Participant and his Beneficiary have the status of a general unsecured creditor of Company. Neither Participant nor his Beneficiary shall have any rights in or against any specific assets of Company, including, without limitation, the assets of the Trust or any assets of the Company which correspond with the Investments in which the Participant, in accordance with the terms hereof, may from time to time deem the Participant's Deferred Comp Account to be invested.

         It is the intention of the Company and Participant that the Plan and the Company's obligations thereunder be unfunded for income tax purposes and for purposes of Title I of ERISA.

         Participant acknowledges that the Company shall treat this Agreement as maintained for a select group of management employees exempt from Parts 2, 3 and 4 of Title I of ERISA.

                  7. NONASSIGNABILITY. The rights of Participant or his Beneficiary to payments pursuant to this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of Employee or his Beneficiary.

                  8. NOTICES. All notices, requests, demands or any other communications provided for herein and in the Plan to be made to Participant shall be sent to the following:

                                    =========================
                                    -------------------------

of to such other address as Participant may hereafter specify to the Company in accordance with the terms of the Plan.

         All notices, requests, demands or any other communications provided for herein and in the Plan to be made to the Company shall be sent to address set forth in the Plan.

         9. WAIVER. The failure of any party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party hereto of any condition or the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed to be a further or continuing waiver of any such condition or breach of a waiver of any other condition or the breach of any other term or condition contained in this Agreement.

         10. SEVERABILITY. In the event that any court of competent jurisdiction shall hold that any term or provision of this Agreement shall be invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect, and this Agreement shall be deemed to be amended automatically to exclude the offending provision.

                  11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  12. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with ERISA, and, to the extent not preempted by ERISA, the laws of the State of Georgia.

                  13. MODIFICATION. No change or modification of this Agreement shall be valid unless it is in writing and signed by all of the parties.

                  14. SUCCESSORS. This Agreement shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, executors and legal representatives of the parties hereto.

                  15. HEADINGS. The headings of the sections of this Agreement are inserted solely for convenience and are not to be given controlling effect, or used as an aid in the construction of any provision hereof.

         16. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto and no representation, inducement, promise or agreement between the parties not embodied herein shall be of any force or effect, and no party will be liable or bound in any manner for any promise, warranty, representation, or covenant except as specifically set forth herein.

                  17. PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

                  18. EXHIBITS. All exhibits attached hereto are incorporated into and made a part of this Agreement without need for any further reference.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                                            IMNET SYSTEMS, INC.


                                                            By:
                                                            Name:
                                                            Title:




                  Name:______________________________

--------------------------------------------------------------------------------
446287.4
--------------------------------------------------------------------------------

                                                      EXHIBIT A


                                                 IMNET SYSTEMS, INC.
                                        NONQUALIFIED DEFERRED COMPENSATION
                                                       PLAN

                                                     [ATTACHED]

                                                      EXHIBIT B
                                            INVESTMENT DESIGNATION FORM
                                                    [ATTACHED]

446287.4

                                          INVESTMENT DESIGNATION FORM UNDER

-446287.4




                  IMNET SYSTEMS, INC. NONQUALIFIED DEFERRED COMPENSATION PLAN

                  _________ __, 199_

IMNET Systems, Inc.
3015 Windward Plaza
Windward Fairways II
Alpharetta, Georgia  30202
Attention:  Director of Human Resources

        Re:     IMNET Systems, Inc. Nonqualified Deferred Compensation Plan


        The undersigned is a participant in the IMNET Systems, Inc. Nonqualified Deferred Compensation Plan (the "Plan"), and in furtherance thereof has entered into a Participation Agreement with IMNET. Pursuant to Section 6 of the Plan and
Section 5 of the Participation Agreement, the undersigned hereby makes the following Investment designations to be effective as of the date which is Five
(5) Business Days after the date hereof. This Investment Designation revokes all prior Investment Designations.

                  1. EXISTING DEFERRED COMP ACCOUNT BALANCE. Pursuant to Section 6(b)(i) of the Plan, the Participant hereby designates that the balance of his Deferred Comp Account be deemed to be invested as follows:

COMPLETE 1.A., AND COMPLETE 1.B. OR C. - DO NOT COMPLETE BOTH 1.B. AND 1.C.

A.       INVESTMENT (SELECT NO MORE   B.      PERCENTAGE OF DEFERRED COMP    C.      DOLLAR AMOUNT DESIGNATION
        THAN 5)                               ACCOUNT DESIGNATION (MUST              (MUST TOTAL 100% OF CURRENT
                                              TOTAL 100%)                            DEFERRED COMP ACCOUNT
                                                                                     BALANCE)2/
(i)     _______________                              _____%                               $___________
(ii)    _______________                              _____%                               $___________
(iii)   _______________                              _____%                               $___________
(iv)    _______________                              _____%                               $___________
(v)     _______________                              _____%                               $___________

                  1/To ensure 100% of the Deferred Comp Account is designated, consider one of the designations being for the "Balance" of the Deferred Comp Account.

                  2. FUTURE CREDITS TO DEFERRED COMP ACCOUNT FOR SALARY AND BONUS DEFERRALS.


Pursuant to Section 6(b)(ii)(B) of the Plan, all future credits to the Deferred Comp Account for deferrals of Salary and Bonus Compensation shall be made in accordance with the following:

COMPLETE 2.B.

A.      INVESTMENTS SELECTED IN 1. A.    B.      PERCENTAGE OF ALL FUTURE
        ABOVE                                    CREDITS (MUST TOTAL 100%)
         Investment in 1.A.(i)                          _____%
        Investment in 1.A.(ii)                          _____%
        Investment in 1.A.(iii)                         _____%
        Investment in 1.A.(iv)                          _____%
         Investment in 1.A.(v)                          _____%

        3. The designations made hereby shall remain in effect until changed in accordance with Section 6(b) of the Plan and Section 5 of the Participation Agreement.


                                           ---------------------------------
                                           Name:____________________________

481708.1






481708.1


        Acknowledged and received this ______ day of _______________________, 199_____.



                                           IMNET SYSTEMS, INC.

                                  By:      ___________________________________
                               Name:       ___________________________________
                                 Title:    ____________________________________

                                                      EXHIBIT D

                                               FORM OF TRUST AGREEMENT

                                                     [ATTACHED]

                                                  TRUST AGREEMENT
                                           UNDER THE IMNET SYSTEMS, INC.
                                      NONQUALIFIED DEFERRED COMPENSATION PLAN


         THIS TRUST AGREEMENT (this "Trust Agreement") made as of the ____ day of _______, 1997 by and between IMNET SYSTEMS, INC., a Delaware corporation ("IMNET") and FIRST UNION NATIONAL BANK OF GEORGIA ("Trustee").

                  WHEREAS, IMNET expects to incur liability under the terms of the IMNET Systems, Inc. Nonqualified Deferred Compensation Plan (the "Plan");

         WHEREAS, IMNET desires to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of IMNET's creditors in the event of IMNET's Insolvency (as herein defined) until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of any Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ERISA"), as amended; and

         WHEREAS, it is the intention of IMNET to make contributions to the Trust to provide itself with a source of funds to assist in the meeting of its liabilities under the Plan.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

         Section 1. Establishment of Trust

         (a) IMNET and the Trustee hereby agree to continue the Trust in accordance with the terms hereof and to the Trustee continuing to hold, administer and dispose of the assets of the Trust as provided in this Trust Agreement.

         (b)      The Trust hereby established shall be irrevocable.

         (c) The Trust is intended to be a grantor trust, of which IMNET is the grantor, within the meaning of Subpart E, Part I, Subchapter J, Chapter 1. Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly.

         (d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of IMNET and shall be used exclusively for the uses and purposes of Plan participants, their beneficiaries under the terms of the Plan and other general creditors of IMNET, as herein set forth. As used in this Trust Agreement, the term "Plan participant" shall include any participant in the Plan. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against IMNET. Any assets held by the Trust will be subject to the claims of IMNET's general creditors under federal and state law in the event of the Insolvency of IMNET, as defined in Section 3(a) herein.

         (e) At such times as are specified in each Plan, IMNET shall be required to irrevocably deposit additional cash or other property to the Trust in an amount sufficient to pay Plan participants and their beneficiaries the benefits payable pursuant to the terms of each Plan as of the close of the Plan year.

                  (f) The name of the Trust shall be the "IMNET Systems, Inc. Rabbi Trust."

         Section 2. Payments to Participants and Their Beneficiaries.

         (a) IMNET shall deliver to Trustee, from time to time, a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and their beneficiaries), that provides instructions acceptable to Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, Trustee shall make payments to Plan participants and their beneficiaries in accordance with such Payment Schedule. IMNET may from time to time modify such Payment Schedule only to the extent payments are modified in accordance with the terms of the Plan. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by IMNET.

         (b) The entitlement of a Plan participant or his beneficiaries to benefits under the Plan shall be determined by IMNET, and any claim for such benefits shall be considered and reviewed pursuant to the Plan.

         (c) IMNET may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. IMNET shall notify Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to Plan participants or their beneficiaries.

         (d) Notwithstanding anything in this Section 2 to the contrary, when amounts are otherwise payable to Plan participants and/or their beneficiaries in accordance with the Payment Schedule, if the Company requests the Trustee to do so, the Trustee shall, in lieu of making payments directly to such persons, disburse to IMNET from the Trust an amount equal to the amount that is so payable. Such disbursement with respect to any payment shall be made not less than 3 nor more than 10 days prior to any payment date, and shall be accompanied with a notification of the amounts involved, the participant/beneficiary involved and the required payment date. All such disbursements shall be made as follows:

         "IMNET f/b/o [Name of Participant/Beneficiary]"

                  The description of said payment shall read "Payment of gross amount of benefit due."

         Upon receipt by IMNET from Trustee of any payment described in the immediately preceding paragraph, IMNET shall (i) promptly deposit said payment into IMNET's payroll account (ii) make payment to the Plan participant and/or beneficiary of the amount due under the Plan; (iii) determine the amount of federal, state and local taxes required to be withheld on such payment, (iv) withhold and remit such taxes to the appropriate taxing authorities, and (v) comply with federal and state tax reporting requirements applicable to payments made under the Plan.

                  Section 3. Trustee Responsibility Regarding Payments to Trust Beneficiary When IMNET Is Insolvent.

         (a) Trustee shall cease payment of benefits to Plan participants and their beneficiaries if IMNET is Insolvent. IMNET shall be considered "Insolvent" for purposes of this Trust Agreement if (i) IMNET is unable to pay its debts as they become due, or (ii) IMNET is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of IMNET under federal and state law as set forth below:

                  (1) The Chairman of the Board of Directors and the Chief Financial Officer of IMNET shall have the duty to inform the Trustee in writing of IMNET's Insolvency. If a person claiming to be a creditor of IMNET alleges in writing to Trustee that IMNET has become Insolvent, the Trustee shall determine whether IMNET is Insolvent and, pending such determination, Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                  (2)  Unless  the  Trustee  has  actual  knowledge  of  IMNET's
Insolvency, or has received notice from IMNET or a person claiming to be a creditor alleging that IMNET is Insolvent, the Trustee shall have no duty to inquire whether IMNET is Insolvent.

                  (3) The Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of IMNET's general creditors until it has determined that IMNET is not Insolvent. In making such determination, the Trustee shall rely upon such information and evidence as it, in its sole discretion, deems appropriate, including financial information, whether or not certified, from the then employed independent certified public accountants for IMNET. The determination of the Trustee concerning whether or not IMNET is Insolvent shall, for all purposes under this Agreement, be conclusive and binding upon IMNET, Plan participants and their beneficiaries and all other parties. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of IMNET with respect to benefits due under the Plan or otherwise.

                  (4) Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that IMNET is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by IMNET in lieu of the payments provided for hereunder during any such period of discontinuance.

         Section 4. Payments to IMNET

         Except as provided in Section 3 hereof, IMNET shall have no right or power to direct Trustee to return to IMNET or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

         Section  5.   Investment   Authority  and  Directions  The  Trustee  is
         authorized and empowered in its sole discretion:

                  (a) to invest and reinvest the principal and income of the Trust without distinction between principal and income, in such Investments (as hereinafter defined) as the Trustee deems proper;

                  (b) to keep any cash from time to time held hereunder on deposit in a banking institution as the Trustee elects, for a reasonable period of time prior to its investment pursuant to the provisions of Section 5;

                  (c) to sell, exchange or transfer any Trust property at public or private sale for cash or on credit; and

                  (d) to exercise, generally, any of the powers which an individual owner might exercise in connection with property of the Trust, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 5 of this Trust Agreement or otherwise in the best interests of the Trust.

         In no event may Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by IMNET, other than a deminimis amount held in common investment vehicles in which Trustee invests. All rights associated with assets of the Trust shall be exercised by Trustee or the person designated by Trustee, and shall in no event be exercisable by or rest with Plan participants or their beneficiaries.

          Notwithstanding the foregoing provisions of this Section 5, IMNET shall be an "Advisor" with respect to any amounts held in the Trust, and except to the extent that it relinquishes these powers in writing or appoints another Advisor, the Trustee shall follow the Advisor's written directions with respect to the sale and purchase of Investments (as hereinafter defined). Notwithstanding anything herein to the contrary, the Trustee shall make no sale or purchase of an Investment without the prior approval of the Advisor; provided, however, that the Trustee may make a sale or purchase of an Investment without the prior approval of the Advisor if the Trustee has not received written disapproval from the Advisor of a proposed sale or purchase of an Investment within ten (10) days after the mailing to the Advisor of the recommendation. No Trustee shall be accountable for any loss sustained by reasons of any action taken or omitted pursuant to the provisions of this paragraph, and no person dealing with the Trustee need inquire whether or not these provisions have been complied with. For purposes of this paragraph, "Investment" means stocks, bonds, notes, debentures, money market funds, time deposits, certificates of deposit, commercial paper, mutual funds, life insurance policies, annuity contracts or any other investment that IMNET may from time to time permit.

                  Section 6. Disposition of Income. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

         Section 7. Accounting by Trustee. Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and all other transactions required to be made, including such specific records as shall be agreed upon in writing between IMNET and Trustee. Within 30 days following the close of each month and within 30 days after the removal or resignation of Trustee, Trustee shall deliver to IMNET a written account of its administration of the Trust during such month or during the period from the close of the last preceding month to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

         Section 8.  Responsibility of Trustee.

         (a) Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by IMNET which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by IMNET. In the event of a dispute between IMNET and any party, Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         (b) If Trustee undertakes or defends any litigation arising in connection with this Trust, IMNET agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including, without limitation, reasonable attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If IMNET does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee may obtain payment from the Trust.

         (c) Trustee may consult with legal counsel (who may also be counsel for IMNET generally) with respect to any of its duties or obligations hereunder.

         (d)  Trustee  may  hire  agents,  accountants,   actuaries,  investment
advisors,   financial  consultants  or  other  professionals  to  assist  it  in performing any of its duties or obligations hereunder.

         (e) Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy or annuity contract is held as an asset of the Trust, Trustee shall have no power to name a beneficiary of the policy or contract other than the Trust, to assign the policy or contract (as distinct from conversion of the policy or contract to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy or contract.

         (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

         Section 9. Compensation and Expenses of Trustee IMNET shall pay Trustee such reasonable compensation for its services as may be agreed upon in writing from time to time by IMNET and Trustee. IMNET shall also pay the reasonable expenses incurred by Trustee in the performance of its duties under this Trust Agreement, including without limitation fees of counsel engaged by Trustee pursuant to Section 8 of this Trust Agreement. Such compensation and expenses shall be charged against and paid from the Trust to the extent IMNET does not pay such amounts.

         Section 10. Resignation and Removal of Trustee.

         (a) Trustee may resign at any time by written notice to IMNET, which shall be effective 30 days after receipt of such notice unless IMNET and Trustee agree otherwise.

                  (b) Trustee may be removed by IMNET on 30 days written notice or upon shorter notice accepted by Trustee.

         (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 45 days after receipt of notice of resignation, removal or transfer, or, if longer, as promptly as administratively feasible, unless IMNET extends the time limit.

         (d) If Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this Section 10. If no such appointment has been made, Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

         Section 11.       Appointment of Successor.

         (a) If Trustee resigns (or is removed) in accordance with Section 10 hereof, IMNET may appoint any third party, such as bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by IMNET or the successor Trustee to evidence the transfer.

         (b) The successor Trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing Trust assets, subject to the terms and conditions of this Trust Agreement. The successor Trustee shall not be responsible for and IMNET shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

         Section 12.       Amendment or Termination.

         (a) This Trust Agreement may be amended by a written instrument executed by Trustee and IMNET. Notwithstanding the foregoing, no such amendment shall conflict with the terms of any Plan or shall make the Trust revocable.

         (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan or upon the written approval of all Plan participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to IMNET.

         Section 13. Notices. All notices, requests, demands or any other communications provided for in this Trust Agreement shall be in writing and shall be (i) delivered by hand, (ii) mailed by United States certified mail, return receipt requested, postage prepaid, or (iii) sent by nationally recognized overnight courier which maintains evidence of delivery and receipt. Any notices, requests or demands shall be deemed given or made (iv) when delivered by hand delivery, (v) 4 business days after mailing by United States certified mail, return receipt requested, postage prepaid, or (vi) 1 business day after consignment to an overnight courier services. All notices, requests or demands shall be directed to the following addresses (or to such other addresses as such parties may designate by notice to the other parties):

                  To IMNET: IMNET Systems, Inc. 3015 Windward Plaza Windward Fairways II Alpharetta, Georgia 30005 Attention: Director of Human Resources
With a Copy To: Arnall Golden & Gregory 2800 One Atlantic Center 1201 West Peachtree St. Atlanta, GA 30309 Attention: T. Clark Fitzgerald, III

         To Trustee:                        First Union National Bank of Georgia
                                            =================================
                                            Attention:

         Section 14.       Miscellaneous.

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

                  (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         (d) The failure of any party hereto at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party hereto of any condition or the breach of any term or provision contained in this Trust Agreement, whether by conduct otherwise, in any one or more instances, shall be deemed or construed to be a further or continuing waiver of any such condition or breach of a waiver of any other condition or the breach of any other term or condition contained in this Trust Agreement.

         (e) In the event that any court of competent jurisdiction shall hold that any term or provision of this Trust Agreement shall be invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect, and this Trust Agreement shall be deemed to be amended automatically to exclude the offending provision.

         (f) This Trust Agreement may be executed in multiple copies and each such executed copy shall be an original of this Trust Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the date first written above.

                                            FIRST UNION NATIONAL BANK OF GEORGIA
                                                     By:
                                                     Name:
                                                     Title:


                                                     IMNET SYSTEMS, INC.

                                                     By:
                                                     Name:
                  Title: ____________________________________